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                                                               Exhibit a (I)(20)

                               ECLIPSE FUNDS INC.

                             ARTICLES SUPPLEMENTARY

      Eclipse Funds Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

      FIRST: Under a power contained in Article V, Section 5.7 of the charter of the Corporation (the "Charter") and pursuant to Sections 2-105(a)(9) and 2-208 of the Maryland General Corporation Law (the "MGCL"), the Board of Directors of the Corporation (the "Board"), by resolutions duly adopted at a meeting held on June 28-29, 2005:

    - reclassified 250,000,000 authorized but unissued shares of its Common Stock, par value $0.01 per share, as MainStay Large Cap Opportunity Fund, Class A Shares, par value $0.01 per share, reclassified 250,000,000 authorized but unissued shares of its Common Stock, par value $0.01 per share, as MainStay Large Cap Opportunity Fund, Class B Shares, par value $0.01 per share, reclassified 250,000,000 authorized but unissued shares of its Common Stock, par value $0.01 per share, as MainStay Large Cap Opportunity Fund, Class C Shares, par value $0.01 per share, and reclassified 250,000,000 authorized but unissued shares of its Common Stock, par value $0.01 per share, as MainStay Large Cap Opportunity Fund, Class I Shares, par value $0.01 per share, each with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of shares of Common Stock, par value $0.01 per share, of the Corporation, as set forth in ARTICLE V of the Charter and in any other provisions of the Charter relating to stock of the Corporation generally.

      SECOND: Immediately after these Articles Supplementary are accepted for record by the SDAT, the classes and series of Common Stock of the Corporation shall be as follows:

                                                            AUTHORIZED SHARES
       NAME OF SERIES                    NAME OF CLASS        (IN MILLIONS)
----------------------------             -------------      -----------------
MainStay All Cap Value Fund                   A                    250
MainStay All Cap Value Fund                   B                    250
MainStay All Cap Value Fund                   C                    250
MainStay All Cap Value Fund                   I                    250
MainStay All Cap Value Fund                   R1                   250
MainStay All Cap Value Fund                   R2                   250
MainStay All Cap Growth Fund                  A                    250
MainStay All Cap Growth Fund                  B                    250
MainStay All Cap Growth Fund                  C                    250

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
                                                            AUTHORIZED SHARES
            NAME OF SERIES               NAME OF CLASS        (IN MILLIONS)
-------------------------------------    -------------      -----------------
MainStay All Cap Growth Fund                  I                    250
MainStay All Cap Growth Fund                  R1                   250
MainStay All Cap Growth Fund                  R2                   250
MainStay Asset Manager Fund                   A                    250
MainStay Asset Manager Fund                   B                    250
MainStay Asset Manager Fund                   C                    250
MainStay Asset Manager Fund                   I                    250
MainStay Asset Manager Fund                   R1                   250
MainStay Asset Manager Fund                   R2                   250
MainStay Cash Reserves Fund                   I                   4000
MainStay Cash Reserves Fund              Sweep Shares             4000
MainStay Conservative Allocation Fund         A                    250
MainStay Conservative Allocation Fund         B                    250
MainStay Conservative Allocation Fund         C                    250
MainStay Conservative Allocation Fund         I                    250
MainStay Conservative Allocation Fund         R1                    50
MainStay Conservative Allocation Fund         R2                    50
MainStay Floating Rate Fund                   A                    250
MainStay Floating Rate Fund                   B                    250
MainStay Floating Rate Fund                   C                    250
MainStay Floating Rate Fund                   I                    250
MainStay Growth Allocation Fund               A                    250
MainStay Growth Allocation Fund               B                    250
MainStay Growth Allocation Fund               C                    250
MainStay Growth Allocation Fund               I                    250
MainStay Growth Allocation Fund               R1                    50
MainStay Growth Allocation Fund               R2                    50
MainStay Indexed Bond Fund                    A                    250
MainStay Indexed Bond Fund                    B                    250
MainStay Indexed Bond Fund                    C                    250
MainStay Indexed Bond Fund                    I                    250
MainStay Indexed Bond Fund                    R1                   250
MainStay Indexed Bond Fund                    R2                   250
MainStay Intermediate Term Bond Fund          A                    250
MainStay Intermediate Term Bond Fund          B                    250
MainStay Intermediate Term Bond Fund          C                    250
MainStay Intermediate Term Bond Fund          I                    250
MainStay Intermediate Term Bond Fund          R1                   250
MainStay Intermediate Term Bond Fund          R2                   250
MainStay Large Cap Opportunity Fund           A                    250
MainStay Large Cap Opportunity Fund           B                    250
MainStay Large Cap Opportunity Fund           C                    250
MainStay Large Cap Opportunity Fund           I                    250
MainStay Moderate Allocation Fund             A                    250

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
                                                                   AUTHORIZED SHARES
             NAME OF SERIES                     NAME OF CLASS        (IN MILLIONS)
----------------------------------------        -------------      -----------------
MainStay Moderate Allocation Fund                    B                    250
MainStay Moderate Allocation Fund                    C                    250
MainStay Moderate Allocation Fund                    I                    250
MainStay Moderate Allocation Fund                    R1                    50
MainStay Moderate Allocation Fund                    R2                    50
MainStay Moderate Growth Allocation Fund             A                    250
MainStay Moderate Growth Allocation Fund             B                    250
MainStay Moderate Growth Allocation Fund             C                    250
MainStay Moderate Growth Allocation Fund             I                    250
MainStay Moderate Growth Allocation Fund             R1                    50
MainStay Moderate Growth Allocation Fund             R2                    50
MainStay S&P 500 Index Fund                          A                    250
MainStay S&P 500 Index Fund                          B                    250
MainStay S&P 500 Index Fund                          C                    250
MainStay S&P 500 Index Fund                          I                    250
MainStay S&P 500 Index Fund                          R1                   250
MainStay S&P 500 Index Fund                          R2                   250
MainStay Short Term Bond Fund                        A                    250
MainStay Short Term Bond Fund                        B                    250
MainStay Short Term Bond Fund                        C                    250
MainStay Short Term Bond Fund                        I                    250
MainStay Short Term Bond Fund                        R1                   250
MainStay Short Term Bond Fund                        R2                   250
Common Stock (without further classification)                             100

      THIRD: The shares reclassified hereunder have been reclassified by the Board under the authority granted to it in the Charter.

      FOURTH: These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

      FIFTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under penalties for perjury.

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      IN WITNESS WHEREOF, the Corporation has caused these Articles
Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on June 29, 2005.

ATTEST:                                 ECLIPSE FUNDS INC.

_________________________               __________________________
Marguerite E. H. Morrison               Christopher O. Blunt
Secretary                               President